Exhibit 99

CDW Outpaces Market Growth to Achieve Record Quarterly Sales, Net Income and Earnings per Share

    VERNON HILLS, Ill.--(BUSINESS WIRE)--Oct. 18, 2005--Third quarter of 2005 highlights:

    -- Average daily sales: $26.097 million, an increase of 10.5% year-over-year

    --  Sales: $1.670 billion, an increase of 10.5% year-over-year

    --  Net income: $73.1 million, an increase of 12.2% year-over-year

    -- Diluted earnings per share: $0.88, an increase of 15.8% year-over-year

    CDW Corporation (NASDAQ:CDWC) achieved record quarterly results for sales, net income and earnings per share in the third quarter of 2005.
    Third quarter sales totaled $1.670 billion, an increase of 10.5 percent compared to the third quarter of 2004. Third quarter net income was $73.1 million, an increase of 12.2 percent versus the third quarter of 2004. Diluted earnings per share were $0.88 in the third quarter of 2005, an increase of 15.8 percent compared to earnings per share of $0.76 in the third quarter of 2004.
    "We are pleased to deliver another quarter of record results. CDW's unique business model focuses on delivering a superior customer experience, which has enabled us to outpace market growth and profitably acquire share," said John A. Edwardson, chairman and chief executive officer. "We achieved growth in every customer channel, which demonstrates our ability to understand and respond quickly to our customers' evolving IT demands. Our track record of strong performance is based on our coworkers' ability to execute well in all areas of the company on a consistent basis."
    Average daily sales for the third quarter of 2005 were $26.097 million compared to $23.610 million in the third quarter of 2004, representing a 10.5 percent increase. The third quarter of 2005 and the third quarter of 2004 both had 64 billing days.
    As previously announced, CDW has created a dedicated healthcare team, which represents the company's next step in customer segmentation based on an industry vertical. The healthcare team addresses the unique IT solution requirements of a range of customers within the growing healthcare field. Effective July 1, 2005, approximately 10,000 active healthcare accounts representing approximately $350 million in annualized revenue were consolidated from both the corporate and public sectors into a new customer channel within the public sector. Following this transfer of accounts, the corporate sector remains primarily comprised of business customers, and the public sector is comprised of federal and state and local government entities, educational institutions, and healthcare customers. Results of operations for 2004 and the first six months of 2005 have been restated for the corporate sector and public sector solely to reflect this transfer of accounts from one sector of the company's business to the other. The attached addendum to the financial information provides these restatements. Consolidated results are not affected by these restatements.

    -- Third quarter of 2005 average daily sales for the corporate sector were $17.448 million compared to $15.899 million, representing a 9.7 percent increase over last year. Total corporate sector sales in the third quarter of 2005 were $1.117 billion compared to $1.018 billion in the third quarter of 2004.

    -- Third quarter of 2005 average daily sales for the public sector were $8.649 million compared to $7.712 million, representing a 12.2 percent increase over last year. Total public sector sales in the third quarter of 2005 were $553.6 million compared to $493.5 million in the third quarter of 2004.

    -- In the third quarter of 2005 double-digit unit volume growth was achieved in notebook CPUs, desktop CPUs, software, data storage, printers, video, and memory.

    -- Direct Web sales were $455 million in the third quarter of 2005, representing a 12.3 percent increase compared to the same period a year ago, and comprised 27.3 percent of total sales.

    -- September 2005 average daily sales were $28.228 million, compared to $25.083 million in September 2004, representing a
        12.5 percent increase. Total September 2005 sales were $592.8 million compared to $526.7 million in the prior period. September 2005 and September 2004 both had 21 billing days. Both the corporate and public sector segments generated growth in September 2005.

    Gross profit margin was 15.3 percent in the third quarter of 2005 compared to 15.1 percent in the same period of 2004. The increase was primarily due to an increase in product margin. In addition, a larger amount of cooperative advertising funds was classified as a reduction of cost of sales, as an increase in these funds was received to support an increase in marketing spending. The positive impact from these items was partially offset by reduced customer charges for delivery, insurance and handling as a result of modifications in these charges made in the first quarter of 2005, and a lower level of vendor incentives due to changes in vendor programs.
    Selling and administrative expenses as a percentage of sales were
6.8 percent in the third quarter of 2005 compared to 6.5 percent in the third quarter of 2004. The increase was primarily due to increased expense for the additional profit-sharing contribution to the 401(k) plan of $1,000 per coworker announced earlier this year in conjunction with a modification to the company's stock option program; costs of approximately $1 million related to the opening of the company's new distribution center in North Las Vegas, Nevada; and increased payroll costs for a larger number of coworkers to support a larger and growing business.
    The effective tax rate for the third quarter of 2005 was 36.9 percent, compared to 39.6 percent for the third quarter of 2004. The tax rate of 36.9 percent for the third quarter of 2005 reflects an adjustment to the overall effective tax rate to arrive at a combined rate of 37.4 percent for the first nine months of 2005, which is the rate the company currently expects for full-year 2005.

    -- As previously announced, the company began collecting sales taxes from all taxable commercial customers effective April 1, 2005. As a result, CDW has begun filing state income tax returns in all states. Due to differences in state income tax laws, including differences in how income is apportioned, the company's overall effective state income tax rate will be lower in 2005 compared to 2004.

    -- The revised effective tax rate estimate for 2005 of 37.4 percent is down slightly from the previous estimate of 37.8 percent. The decrease is primarily attributable to an increase in the estimate of tax-exempt interest income from state and municipal securities that will be earned in 2005.

    -- CDW is required to review its effective tax rate estimate on a quarterly basis under accounting rules.

    During the third quarter of 2005, CDW repurchased 124,000 shares of common stock at an average price of $57.42 per share for an aggregate purchase price of approximately $7 million. Under the current share repurchase program approved in April 2005 for the repurchase of 4.5 million shares, 2.9 million shares remain available for purchase. Total share repurchases for the first nine months of 2005 were approximately 3.9 million at an average price of $56.76 per share for an aggregate purchase price of approximately $219 million. Including an annual cash dividend of approximately $35 million, total dollars returned to shareholders in the first nine months of 2005 were approximately $254 million.
    The company plans to release October sales on Tuesday, November 8, 2005. October 2004 had 21 billing days and October 2005 will have 21 billing days.

    Forward Looking Statement

    Any forward-looking statements contained in this release are based on the Company's beliefs and expectations as of the date of this release and are subject to certain risks and uncertainties which may have a significant impact on the Company's business, operating results or financial condition. Should any risk or uncertainty materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described in forward-looking statements. Factors affecting the Company's business and prospects are discussed in the Company's filings with the Securities and Exchange Commission.

    About CDW

    CDW(R) (NASDAQ: CDWC), ranked No. 347 on the FORTUNE 500, is a leading provider of technology products and services for business, government and education. CDW is a principal source of technology from top name brands such as Adobe, APC, Apple, Cisco, HP, IBM, Microsoft, Sony, Symantec, Toshiba and ViewSonic.
    CDW was founded in 1984 and today employs approximately 4,100 coworkers. In 2004, the company generated sales of $5.7 billion. CDW's direct model offers one-on-one relationships with knowledgeable account managers; purchasing by telephone, fax, the company's award-winning CDW.com Web site, customized CDW@work(TM) extranets, CDWG.com Web site and macwarehouse.com Web site; custom configured solutions and same day shipping; and pre- and post-sales technical support, with approximately 120 factory-trained and A+ certified technicians on staff.
    A live web cast of CDW's management discussion of the third quarter of 2005 results will be available at www.cdw.com/investor. The web cast will begin today, October 18, 2005, at 8:30 a.m. ET / 7:30 a.m. CT. An audio replay of the call will also be available at www.cdw.com/investor for approximately two weeks.
    Additional financial and operational data is provided in a series of supplemental slides available at www.cdw.com/investor.

    For more information about CDW:

    Visit CDW on the Internet at http://www.cdw.com. Contact CDW
Investor Relations via the Internet at investorrelations@cdw.com or by telephone at 847-419-6328.


                   CDW CORPORATION AND SUBSIDIARIES
              CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                 (in thousands, except per share data)


                         Three Months Ended      Nine Months Ended
                            September 30,           September 30,
                       ----------------------- -----------------------
                             2005        2004        2005        2004
                       ----------- ----------- ----------- -----------

Net sales              $1,670,204  $1,511,054  $4,684,881  $4,230,647
Cost of sales           1,415,261   1,283,098   3,966,031   3,583,698
                       ----------- ----------- ----------- -----------

Gross profit              254,943     227,956     718,850     646,949

Selling and
 administrative
 expenses                 112,670      97,887     320,233     288,049
Net advertising
 expense                   29,843      24,005      85,969      67,509
                       ----------- ----------- ----------- -----------

Income from operations    112,430     106,064     312,648     291,391

Interest income             3,662       2,333      10,830       6,246
Other expense, net           (284)       (422)     (1,133)     (1,459)
                       ----------- ----------- ----------- -----------

Income before income
 taxes                    115,808     107,975     322,345     296,178

Income tax provision       42,684      42,797     120,763     117,432
                       ----------- ----------- ----------- -----------

Net income             $   73,124  $   65,178  $  201,582  $  178,746
                       =========== =========== =========== ===========

Earnings per share:
     Basic             $     0.91  $     0.78  $     2.47  $     2.14
                       =========== =========== =========== ===========
     Diluted           $     0.88  $     0.76  $     2.40  $     2.06
                       =========== =========== =========== ===========

Weighted-average
 number of
   common shares
    outstanding:
     Basic                 80,526      83,047      81,487      83,466
                       =========== =========== =========== ===========
     Diluted               82,957      85,957      83,993      86,675
                       =========== =========== =========== ===========

Dividends per share    $     0.00  $     0.00  $     0.43  $     0.36
                       =========== =========== =========== ===========


                   CDW CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)


                                   September    December   September
                                       30,         31,         30,
                                      2005        2004        2004
                                   ----------- ----------- -----------

Assets

Current assets:
  Cash, cash equivalents and
   marketable securities           $  525,334  $  478,197  $  479,628
  Accounts receivable, net of
   allowance for doubtful accounts
     of $9,910, $9,890 and $10,551
      respectively                    668,660     580,035     545,459
  Merchandise inventory               258,720     213,222     214,451
  Miscellaneous receivables            31,684      24,364      27,610
  Deferred income taxes                13,718      13,718      12,147
  Prepaid expenses                      5,712       6,901       5,006
                                   ----------- ----------- -----------

       Total current assets         1,503,828   1,316,437   1,284,301

Marketable securities                  64,317     125,426     152,945
Property and equipment, net            92,690      68,595      67,343
Other assets                           10,709      10,477      14,743
                                   ----------- ----------- -----------

            Total assets           $1,671,544  $1,520,935  $1,519,332
                                   =========== =========== ===========


Liabilities and Shareholders'
 Equity

Current liabilities:
  Accounts payable                 $  299,866  $  167,877  $  231,253
  Accrued expenses and other
   current liabilities                128,595     102,987     113,424
                                   ----------- ----------- -----------

       Total current liabilities      428,461     270,864     344,677

Long-term liabilities                  16,464       8,654       8,083

Shareholders' equity:
       Total shareholders' equity   1,226,619   1,241,417   1,166,572
                                   ----------- ----------- -----------

            Total liabilities and
             shareholders' equity  $1,671,544  $1,520,935  $1,519,332
                                   =========== =========== ===========

Note: Certain prior period amounts have been reclassified to conform with the current period's presentation.

                   CDW CORPORATION AND SUBSIDIARIES
                     SEGMENT REPORTING INFORMATION
                            (in thousands)

                           Three Months Ended September 30, 2005
                     -------------------------------------------------
                      Corporate   Public   Headquarters /
                       Sector     Sector       Other      Consolidated
                     ----------- --------- -------------- ------------

Net sales            $1,116,658  $553,546  $           -   $1,670,204
                     =========== ========= ============== ============

Income (loss) from
 operations          $   88,582  $ 32,414  $      (8,566)  $  112,430
                     =========== ========= ==============

Net interest income
 and other expense                                              3,378
                                                          ------------

Income before income
 taxes                                                     $  115,808
                                                          ============

Total assets         $  447,826  $271,559  $     952,159   $1,671,544
                     =========== ========= ============== ============


                           Three Months Ended September 30, 2004
                     -------------------------------------------------
                      Corporate   Public   Headquarters /
                       Sector     Sector       Other      Consolidated
                     ----------- --------- -------------- ------------

Net sales            $1,017,505  $493,549  $           -   $1,511,054
                     =========== ========= ============== ============

Income (loss) from
 operations          $   81,342  $ 31,459  $      (6,737)  $  106,064
                     =========== ========= ==============

Net interest income
 and other expense                                              1,911
                                                          ------------

Income before income
 taxes                                                     $  107,975
                                                          ============

Total assets         $  393,483  $233,549  $     892,300   $1,519,332
                     =========== ========= ============== ============

Note: Segment information for the three months ended September 30, 2004 has been restated to conform with the revised segment reporting structure.


                   CDW CORPORATION AND SUBSIDIARIES
                     SEGMENT REPORTING INFORMATION
                            (in thousands)

                          Nine Months Ended September 30, 2005
                   ---------------------------------------------------
                    Corporate    Public    Headquarters /
                     Sector      Sector        Other      Consolidated
                   ----------- ----------- -------------- ------------

Net sales          $3,281,442  $1,403,439  $           -   $4,684,881
                   =========== =========== ============== ============

Income (loss) from
 operations        $  253,141  $   84,121  $     (24,614)  $  312,648
                   =========== =========== ==============

Net interest
 income and other
 expense                                                        9,697
                                                          ------------

Income before
 income taxes                                              $  322,345
                                                          ============

Total assets       $  447,826  $  271,559  $     952,159   $1,671,544
                   =========== =========== ============== ============


                          Nine Months Ended September 30, 2004
                  ----------------------------------------------------
                   Corporate     Public    Headquarters /
                     Sector      Sector        Other      Consolidated
                  ------------ ----------- -------------- ------------

Net sales         $ 3,032,515  $1,198,132  $           -   $4,230,647
                  ============ =========== ============== ============

Income (loss)
 from operations  $   243,083  $   69,811  $     (21,503)  $  291,391
                  ============ =========== ==============

Net interest
 income and other
 expense                                                        4,787
                                                          ------------

Income before
 income taxes                                              $  296,178
                                                          ============

Total assets      $   393,483  $  233,549  $     892,300   $1,519,332
                  ============ =========== ============== ============

Note: Segment information for the nine months ended September 30, 2004 has been restated to conform with the revised segment reporting structure.


                   CDW CORPORATION AND SUBSIDIARIES
                            OPERATING DATA


                          Three Months Ended      Nine Months Ended
                             September 30,          September 30,
                         --------------------- -----------------------
                              2005       2004        2005        2004
                         ---------- ---------- ----------- -----------
% of sales to commercial
 customers  (1)               99.1%      98.3%       98.8%       98.0%
Number of invoices
 processed               1,678,857  1,566,776   4,955,039   4,773,076
Average invoice size        $1,078     $1,040      $1,018        $961
Direct web sales (000's)  $455,298   $405,596  $1,314,389  $1,136,959
Sales force, end of
 period                      2,061      1,880       2,061       1,880
Annualized inventory
 turnover                       25         24          24          24
Accounts receivable -
 days sales outstanding         37         33          39          35
------------------------ ---------- ---------- ----------- -----------

(1) Commercial customers are defined as public sector and corporate customers excluding consumers.



                               ADDENDUM

CDW CORPORATION AND SUBSIDIARIES
                     SEGMENT REPORTING INFORMATION
                            (in thousands)

RESTATED:

                            Three Months Ended March 31, 2004
                    --------------------------------------------------
                     Corporate    Public   Headquarters /
                       Sector     Sector       Other      Consolidated
                    ------------ --------- -------------- ------------

Net sales           $ 1,018,027  $318,662  $           -   $1,336,689
                    ============ ========= ============== ============

Income from
 operations         $    82,293  $ 16,702  $      (8,815)  $   90,180
                    ============ ========= ==============

Net interest income
 and other expense                                              1,426
                                                          ------------

Income before
 income taxes                                              $   91,606
                                                          ============

Total assets        $   380,421  $215,981  $     828,187   $1,424,589
                    ============ ========= ============== ============


AS PREVIOUSLY REPORTED:

                             Three Months Ended March 31, 2004
                     -------------------------------------------------
                      Corporate   Public   Headquarters /
                       Sector     Sector       Other      Consolidated
                     ----------- --------- -------------- ------------

Net sales            $1,089,122  $247,567  $           -   $1,336,689
                     =========== ========= ============== ============

Income from
 operations          $   88,453  $ 10,542  $      (8,815)  $   90,180
                     =========== ========= ==============

Net interest income
 and other expense                                              1,426
                                                          ------------

Income before income
 taxes                                                     $   91,606
                                                          ============

Total assets         $  415,858  $180,544  $     828,187   $1,424,589
                     =========== ========= ============== ============


CDW CORPORATION AND SUBSIDIARIES
                     SEGMENT REPORTING INFORMATION
                            (in thousands)

RESTATED:

                             Three Months Ended June 30, 2004
                     -------------------------------------------------
                      Corporate   Public   Headquarters /
                       Sector     Sector       Other      Consolidated
                     ----------- --------- -------------- ------------

Net sales            $  996,983  $385,921  $           -   $1,382,904
                     =========== ========= ============== ============

Income from
 operations          $   79,448  $ 21,650  $      (5,951)  $   95,147
                     =========== ========= ==============

Net interest income
 and other expense                                              1,450
                                                          ------------

Income before income
 taxes                                                     $   96,597
                                                          ============

Total assets         $  388,124  $222,478  $     820,454   $1,431,056
                     =========== ========= ============== ============


AS PREVIOUSLY REPORTED:

                             Three Months Ended June 30, 2004
                     -------------------------------------------------
                      Corporate   Public   Headquarters /
                       Sector     Sector       Other      Consolidated
                     ----------- --------- -------------- ------------

Net sales            $1,067,783  $315,121  $           -   $1,382,904
                     =========== ========= ============== ============

Income from
 operations          $   85,481  $ 15,617  $      (5,951)  $   95,147
                     =========== ========= ==============

Net interest income
 and other expense                                              1,450
                                                          ------------

Income before income
 taxes                                                     $   96,597
                                                          ============

Total assets         $  424,852  $185,750  $     820,454   $1,431,056
                     =========== ========= ============== ============


CDW CORPORATION AND SUBSIDIARIES
                     SEGMENT REPORTING INFORMATION
                            (in thousands)

RESTATED:


                           Three Months Ended September 30, 2004
                     -------------------------------------------------
                      Corporate   Public   Headquarters /
                       Sector     Sector       Other      Consolidated
                     ----------- --------- -------------- ------------

Net sales            $1,017,505  $493,549  $           -   $1,511,054
                     =========== ========= ============== ============

Income from
 operations          $   81,342  $ 31,459  $      (6,737)  $  106,064
                     =========== ========= ==============

Net interest income
 and other expense                                              1,911
                                                          ------------

Income before income
 taxes                                                     $  107,975
                                                          ============

Total assets         $  393,483  $233,549  $     892,300   $1,519,332
                     =========== ========= ============== ============


AS PREVIOUSLY REPORTED:


                           Three Months Ended September 30, 2004
                     -------------------------------------------------
                      Corporate   Public   Headquarters /
                       Sector     Sector       Other      Consolidated
                     ----------- --------- -------------- ------------

Net sales            $1,096,222  $414,832  $           -   $1,511,054
                     =========== ========= ============== ============

Income from
 operations          $   87,955  $ 24,846  $      (6,737)  $  106,064
                     =========== ========= ==============

Net interest income
 and other expense                                              1,911
                                                          ------------

Income before income
 taxes                                                     $  107,975
                                                          ============

Total assets         $  433,703  $193,329  $     892,300   $1,519,332
                     =========== ========= ============== ============

CDW CORPORATION AND SUBSIDIARIES
                     SEGMENT REPORTING INFORMATION
                            (in thousands)

RESTATED:


                           Three Months Ended December 31, 2004
                     -------------------------------------------------
                      Corporate   Public   Headquarters /
                       Sector     Sector       Other      Consolidated
                     ----------- --------- -------------- ------------

Net sales            $1,072,575  $434,552  $           -   $1,507,127
                     =========== ========= ============== ============

Income from
 operations          $   84,437  $ 23,600  $      (6,669)  $  101,368
                     =========== ========= ==============

Net interest income
 and other expense                                              2,314
                                                          ------------

Income before income
 taxes                                                     $  103,682
                                                          ============

Total assets         $  411,381  $237,686  $     871,868   $1,520,935
                     =========== ========= ============== ============


AS PREVIOUSLY REPORTED:


                           Three Months Ended December 31, 2004
                     -------------------------------------------------
                      Corporate   Public   Headquarters /
                       Sector     Sector       Other      Consolidated
                     ----------- --------- -------------- ------------

Net sales            $1,154,211  $352,916  $           -   $1,507,127
                     =========== ========= ============== ============

Income from
 operations          $   91,324  $ 16,713  $      (6,669)  $  101,368
                     =========== ========= ==============

Net interest income
 and other expense                                              2,314
                                                          ------------

Income before income
 taxes                                                     $  103,682
                                                          ============

Total assets         $  454,367  $194,700  $     871,868   $1,520,935
                     =========== ========= ============== ============

CDW CORPORATION AND SUBSIDIARIES
                     SEGMENT REPORTING INFORMATION
                            (in thousands)

RESTATED:

                             Three Months Ended March 31, 2005
                     -------------------------------------------------
                      Corporate   Public   Headquarters /
                       Sector     Sector       Other      Consolidated
                     ----------- --------- -------------- ------------

Net sales            $1,088,301  $386,781  $           -   $1,475,082
                     =========== ========= ============== ============

Income from
 operations          $   83,101  $ 22,610  $      (7,981)  $   97,730
                     =========== ========= ==============

Net interest income
 and other expense                                              2,809
                                                          ------------

Income before income
 taxes                                                     $  100,539
                                                          ============

Total assets         $  427,758  $249,281  $     910,940   $1,587,979
                     =========== ========= ============== ============


AS PREVIOUSLY REPORTED:


                             Three Months Ended March 31, 2005
                     -------------------------------------------------
                      Corporate   Public   Headquarters /
                       Sector     Sector       Other      Consolidated
                     ----------- --------- -------------- ------------

Net sales            $1,176,094  $298,988  $           -   $1,475,082
                     =========== ========= ============== ============

Income from
 operations          $   90,578  $ 15,133  $      (7,981)  $   97,730
                     =========== ========= ==============

Net interest income
 and other expense                                              2,809
                                                          ------------

Income before income
 taxes                                                     $  100,539
                                                          ============

Total assets         $  474,398  $202,641  $     910,940   $1,587,979
                     =========== ========= ============== ============


CDW CORPORATION AND SUBSIDIARIES
                     SEGMENT REPORTING INFORMATION
                            (in thousands)

RESTATED:

                             Three Months Ended June 30, 2005
                     -------------------------------------------------
                      Corporate   Public   Headquarters /
                       Sector     Sector       Other      Consolidated
                     ----------- --------- -------------- ------------

Net sales            $1,076,483  $463,112  $           -   $1,539,595
                     =========== ========= ============== ============

Income from
 operations          $   81,458  $ 29,097  $      (8,067)  $  102,488
                     =========== ========= ==============

Net interest income
 and other expense                                              3,510
                                                          ------------

Income before income
 taxes                                                     $  105,998
                                                          ============

Total assets         $  434,453  $265,373  $     863,554   $1,563,380
                     =========== ========= ============== ============


AS PREVIOUSLY REPORTED:


                             Three Months Ended June 30, 2005
                    --------------------------------------------------
                     Corporate    Public   Headquarters /
                      Sector      Sector       Other      Consolidated
                    ----------- ---------- -------------- ------------

Net sales           $1,167,359  $ 372,236  $           -   $1,539,595
                    =========== ========== ============== ============

Income from
 operations         $   89,143  $  21,412  $      (8,067)  $  102,488
                    =========== ========== ==============

Net interest income
 and other expense                                              3,510
                                                          ------------

Income before
 income taxes                                              $  105,998
                                                          ============

Total assets        $  486,139  $ 213,687  $     863,554   $1,563,380
                    =========== ========== ============== ============

    CONTACT: CDW Corporation
             Investor Inquiries
             Cindy Klimstra, 847-968-0268
             or
             Media Inquiries
             Gary Ross, 847-371-5048